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                                                                   EXHIBIT 10.14

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") dated as of September 30, 1999, by and between AXCESS Inc., a Delaware corporation (the "Company"), and Amphion Ventures L.P., a Delaware limited partnership (the "Stockholder").

         The following recitals are true and constitute the basis for this
Agreement:

         A. The Stockholder is a party to a Convertible Note dated as of even date herewith pursuant to which the Stockholder is advancing up to $6,000,000 to the Company (the "Convertible Note") and a series of Warrants to acquire up to a maximum of 857,143 shares of the Company's voting common stock; and

         B. The Company has agreed to provide the Stockholder with certain registration rights as set forth herein.

         NOW, THEREFORE, in consideration of the premises, obligations, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions set forth herein, the parties hereto agree as follows:

         SECTION 1. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Registrable Securities" means the Restricted Stock, subject to adjustment pursuant to the terms of Section 5 hereof. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold as permitted by, and in compliance with, Rule 144 (or successor provision) promulgated under the Securities Act,
(c) they shall have been otherwise sold or transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration of them under the Securities Act or any similar state law then in force, or (d) such securities shall have been sold as permitted by, and in compliance with, the Securities Act.

                  "Registration Expenses" means all expenses incident to the registration and disposition of the Registrable Securities pursuant to Section 2 hereof, including, without limitation, all registration, filing and national securities exchange fees, all listing fees, all fees and expenses of complying with state securities or blue sky laws (including, without limitation, fees and disbursements of counsel for the underwriters or the Stockholder in connection with blue sky qualification of the Registrable Securities and determination of their eligibility for investment under the laws of the various jurisdictions), all word processing, duplicating and printing expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the



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Company and of its independent public accountants, including the expenses of
"cold comfort" letters or any special audits required by or incident to such registration, all fees and disbursements of underwriters (other than underwriting discounts and commissions, if any), including any "qualified independent underwriter", all transfer taxes, and the fees and expenses of counsel to the Stockholder; provided, however, that Registration Expenses shall exclude, and the Stockholder shall pay, underwriting discounts and commissions, if any, in respect of the Registrable Securities being registered.

                  "Restricted Stock" means the shares of non-voting common stock of the Company to be acquired by the Stockholder upon either (a) the exercise of any portion of the Warrant or (b) upon the conversion of any of the non-voting preferred stock issuable to the Stockholder upon the conversion of any portion of the Note into non-voting Common Stock.

                  "Securities Act" means the Securities Act of 1933, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         SECTION 2. Restrictive Legend. In addition to any restrictive legend required by any other agreement, each certificate representing Restricted Stock, and each certificate issued upon exchange or transfer of Restricted Stock, other than in a public sale or as otherwise permitted by the last paragraph of Section 3 hereof, shall be stamped or otherwise imprinted with a legend substantially in the following form:

         "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR THE COMPANY IS IN RECEIPT OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

         SECTION 3. Notice of Proposed Transfer. Prior to any proposed transfer of any Restricted Stock (other than under the circumstances described in Sections 4.1 or 4.2 hereof), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer of the Restricted Stock may be effected without registration under the Securities Act, whereupon the holder of such Restricted Stock shall be entitled to transfer such Restricted Stock in accordance with the terms of its notice; provided; however, that no such opinion or other documentation shall be required if such notice shall cover a distribution by any holder of Restricted Stock that is a partnership to its partners. Each certificate for Restricted Stock transferred as above provided shall bear the legend set forth in Section 2, unless (a) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (b) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

         The foregoing restrictions on transferability of Restricted Stock shall terminate as to any particular shares of Restricted Stock when such shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement concerning such shares. Whenever a holder of Restricted Stock is able to demonstrate to the Company (and its counsel) that the provisions of Rule 144(k) under the Securities Act are available to such holder without limitation, such holder of Restricted Stock shall be entitled


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to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in Section 2.

         SECTION 4. Registration Under Securities Act.

            4.1. Registration on Demand.

                 (a) Demand. Subject to Section 4.1(b) hereof, at any time after the date hereof, the Stockholder shall have the right to require the Company to effect the registration under the Securities Act of all of the Registrable Securities held by the Stockholder, by delivering a written request therefor to the Company. Upon receipt of such notice from the Stockholder, the Company shall use its best efforts to effect the registration under the Securities Act of the Registrable Securities to the extent required to permit the disposition of the Registrable Securities to be registered. The Company shall, if requested by the Stockholder, as expeditiously as possible, use its best efforts to obtain acceleration of the effective date of the registration statement relating to such registration.

                 (b) Limitations on Demand Registration. The Stockholder shall be entitled to require the Company to effect, and the Company shall be required to effect, one registration pursuant to this Section 4.1.

                 (c) Effective Registration Statement. A registration requested pursuant to this Section 4.1 shall not be deemed to have been effected (including for purposes of paragraph (b) of this Section 4.1) (i) unless a registration statement with respect thereto has become effective and has been kept continuously effective for a period of at least one year (or such shorter period which shall terminate when all the Registrable Securities covered by such registration statement have been sold pursuant thereto), or (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Stockholder and has not thereafter become effective.

            4.2 Incidental Registration. If the Company at any time (other than pursuant to Section 4.1 hereof) proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-8 or S-4 or another form not available for registering Restricted Stock for sale to the public), and if the holders of the Restricted Stock shall not have exercised their demand registration rights under
Section 4.1 above as of the date of such proposed registration, it will give written notice at such time to all holders of Restricted Stock then outstanding of its intention to do so. Upon the written request of any such holder, given within 30 days after receipt of any such notice by the Company, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested, to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holders (in accordance with their written request) of such Restricted Stock so registered; provided that nothing herein shall prevent the Company from abandoning or delaying such registration at any time. In the event that any registration pursuant to this Section 4.2 shall be, in whole or in part, an underwritten public offering of Common Stock, any request by a holder pursuant to this Section 4.2 to register Restricted Stock shall specify that such Restricted Stock is to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration. The number of shares of Restricted Stock to be included in such an underwriting may be reduced (in each case based upon the number of shares of Restricted Stock, so requested to be registered) if and to the extent that the managing


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underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company being sold in such offering.

            4.3 Registration Statement Form. Registrations under this Section
4.1 or Section 4.2 shall be on such appropriate registration form of the Commission as shall be selected by the Company and as shall be reasonably acceptable to the Stockholder. The Company agrees to include in any such registration statement all information which, in the opinion of counsel to the Stockholder, to the Company and to any underwriter is required or advisable to be included.

            4.4 Expenses. The Company will pay all Registration Expenses in connection with any registration requested pursuant to this Section 4.1 or
Section 4.2.

            4.5 Postponement. If in the good faith judgment of the Board of Directors of the Company, the filing of any registration statement required to be prepared and filed by it pursuant to Section 4.1 or Section 4.2 would be detrimental to the Company, the Company shall be entitled once in any one-year period to postpone for a reasonable period of time (but not exceeding 90 days) (the "Postponement Period") the filing of any registration statement required to be prepared and filed by it pursuant to Section 4.1 or Section 4.2. The Board of Directors of the Company must furnish the Stockholder a certificate signed by an executive officer of the Company stating that the Board of Directors of the Company has made such a determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. If the Company shall so postpone the filing of a registration statement, the Stockholder shall have the right to withdraw the request for registration by giving written notice to the Company at any time and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which the Stockholder is entitled pursuant to Section 4.1 or
Section 4.2.

            4.6. Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 4.1 or Section 4.2, the Company will as expeditiously as possible:

                 (a) prepare and (as soon as practicable, and in any event within sixty (60) days in the case of Form S-l and thirty (30) days in the case of a registration requested on Form S-2 or S-3 after the end of the period within which requests for registration may be given to the Company) file with the Commission the requisite registration statement to effect such registration (and shall include all financial statements required by the Commission to be filed therewith) and thereafter use its best efforts to cause such registration statement to become effective; provided, however, that before filing such registration statement (including all exhibits) or any amendment or supplement thereto or comparable statements under securities or blue sky laws of any jurisdiction, the Company shall furnish such documents to the Stockholder, any underwriter and their respective counsel, which documents will be subject to the review and comments of the Stockholder, each underwriter and their respective counsel;

                 (b) notify the Stockholder of the Commission's requests for amending or supplementing the registration statement and the prospectus, and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities in accordance with the intended method of distribution thereof; provided that, except with respect to any such registration statement filed pursuant to Rule 415 under the Securities Act, such period need not exceed 180 days;


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                 (c) furnish, without charge, to the Stockholder and each
underwriter such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such holders and such underwriters may reasonably request;

                 (d) use its best efforts (i) to register or qualify all Registrable Securities and other securities covered by such registration statement under such securities or blue sky laws of such states of the United States of America where an exemption is not available and as the Stockholder shall reasonably request, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (iii) to take any other action which may be reasonably necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of the securities to be sold by such holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not be required to qualify but for the requirements of this subdivision or to consent to general service of process in any such jurisdiction;

                 (e) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Stockholder to consummate the disposition of such Registrable Securities;

                 (f) furnish to the Stockholder and any underwriter a signed counterpart of (i) an opinion of counsel for the Company, and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, in each case, addressed to the Stockholder and underwriters, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated);

                 (g) promptly notify the Stockholder participating in the offering of the securities covered by such registration statement and any underwriter (i) when such registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to such registration statement has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) of the existence of any fact of which the Company becomes aware which results in such registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein in light of the circumstances under which they were made not misleading; and, in the case of the notification relating to an event described in clause (v) hereof, at the request of the Stockholder and any underwriter, the Company shall promptly prepare and furnish to the Stockholder and any underwriter a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such


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prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and (vi) at any time when the representations and warranties of the Company contemplated by Section 4 hereof cease to be true and correct;

                 (h) (i) use its best efforts to cause all Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if no similar securities are then so listed, use its best efforts to (x) cause all such Registrable Securities to be listed on a national securities exchange or (y) failing that, secure designation of all such Registrable Securities as a National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or (z) failing that, to secure Nasdaq authorization for such shares and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such shares with the National Association of Securities Dealers, Inc.;

                 (i) deliver promptly to counsel to the Stockholder and any underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to such registration statement; and

                 (j) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement.

The Company may require the Stockholder to furnish the Company such information regarding the Stockholder and the distribution of the Registrable Securities as the Company may from time to time reasonably request in writing.

         The Stockholder agrees that upon receipt of any notice from the Company of the happening of (a) any event of the kind described in paragraph
(g)(iii) of Section 4.6, such holder will, to the extent appropriate, discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the stop order shall have been lifted or rescinded; (b) any event of the kind described in paragraph (g)(iv) of Section 4.6, such holder will, to the extent appropriate, discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities in the jurisdiction with respect to which the suspension of the qualification of any of the Registrable Securities for sale has occurred, until the suspension shall have been lifted or rescinded; and (c) any event of the kind described in paragraph (g)(v) of Section 4.6, such holder will, to the extent appropriate, discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities, until its receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (g)(v) of Section 4.6 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in its possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. If the disposition by any holder of Registrable Securities of its securities is discontinued pursuant to the foregoing sentence, the Company shall extend the period of effectiveness of the registration statement by the number of days during the period from and including the date of the giving of notice to and including the date when either
(i) the stop order or suspension of qualification shall have been lifted or rescinded or (ii) the holder of Registrable Securities shall have received copies of the supplemented or amended prospectus contemplated by paragraph (g) of this Section 4.6, as the case may be; and, if the Company shall not so extend such period, the Stockholder's request pursuant to which such registration statement was filed shall not be counted for purposes of the requests for registration to which the Stockholder is entitled pursuant to Section 4.1 hereof.


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            4.7. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Stockholder and underwriters, if any, and their respective counsel, accountants and other representatives and agents the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and, to the extent practicable, each amendment thereof or supplement thereto, and give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and employees and the independent public accountants who have certified its financial statements, and supply all other information reasonably requested by each of them as shall be necessary or appropriate, in the opinion of such holder(s)' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

            4.8. Indemnification.

                 (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, the Stockholder, its directors, officers, fiduciaries, employees, stockholders, general and limited partners (and the directors, officers, employees and stockholders thereof), agents and affiliates and each other Person who participates as an underwriter or qualified independent underwriter, if any, in the offering or sale of such securities and each other Person, if any, who controls such Stockholder or any such underwriter or qualified independent underwriter, if any, within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof ("Claims") and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld or delayed) to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such Claims or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, together with the documents incorporated by reference therein, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company shall reimburse any such indemnified party for any legal or any other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided that the Company shall not be liable to any such indemnified party in any such case to the extent that any such Claim or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such indemnified party, specifically stating that it is for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by each seller.

                 (b) Indemnification by the Stockholder. As a condition to including Registrable Securities of the Stockholder in any registration statement, the Stockholder shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.8(a) to the extent permitted by law the Company, and each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act and all other prospective sellers and their directors, officers, general and limited partners and respective controlling


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persons with respect to any untrue statement or alleged untrue statement of any material fact in or omission or alleged omission of any material fact from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, but only to the extent such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of the Stockholder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement or document incorporated by reference into any of the foregoing; provided, however, that the liability of the Stockholder under this Section 4.8(b) shall be limited to the amount of net proceeds received by the Stockholder in the offering giving rise to such liability. The obligations of the Stockholder to indemnify as provided in this Section 4.8(b) are several and not joint and shall be in proportion to the relative value of their respective Registrable Securities covered by such registration statement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by the Stockholder.

                 (c) Notices of Claims, etc. Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 4.8, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this
Section 4.8, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this
Section 4.8. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B)


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does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                 (d) Contribution. If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under
Section 4.8(a) or (b), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from such offering of securities. If, however, the allocation provided in the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required by Section 4.8(c) above and the indemnifying party is materially prejudiced thereby, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 4.8(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 4.8(d). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 4.8(d) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 4.8(d) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made pursuant to Section 4.8(b).

                 (e) Other Indemnification. Indemnification and contribution similar to that specified in Section 4.8 (with appropriate modifications) shall be given by the Company and the Stockholder with respect to any required registration or other qualification of securities under any federal, state or blue sky law or regulation of any governmental authority other than the Securities Act. The indemnification agreements contained in this Section 4.8 shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the transfer of any of the Registrable Securities by any of the sellers.

                 (f) Indemnification Payments. The indemnification and contribution required by this Section 4.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         SECTION 5. Unlegended Certificates. In connection with the offering of any Registrable Securities registered pursuant to Section 4, the Company shall
(i) facilitate the timely preparation and delivery to the Stockholder of unlegended certificates representing ownership of such Registrable Securities being sold in such denominations and registered in such names as requested by the Stockholder and (ii) instruct any transfer agent and registrar of such Registrable Securities to release any stop transfer orders with respect to any such Registrable Securities.


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



         SECTION 6. Representations and Warranties of the Company. The Company represents and warrants to the Stockholder as follows:

                 (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation of By-laws of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                 (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to considerations of public policy in the case of the indemnification provisions hereof.

         SECTION 7. Changes in Common Stock. If, and as often as, there are any changes in the Company's common stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization, recapitalization, or other form of business combination in which the Company's common stock is converted into other securities, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Restricted Stock as so changed.

         SECTION 8. Modification and Waiver. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the parties hereto, except that any of the terms or provisions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits of such waived terms or provisions. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

         SECTION 9. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier, registered or certified mail (return receipt requested), or by telecopy (receipt confirmed):

         if to the Company:                 AXCESS Inc.
                                            Attention: Chief Financial Officer
                                            3208 Commander Drive
                                            Dallas, TX 75006
                                            Telecopy No. (972) 407-0814

                  with a copy to:           Sayles & Lidji
                                            Attention: Michael R. Dorey
                                            4400 Renaissance Tower
                                            1201 Elm Street
                                            Dallas, Texas  75270
                                            Telecopy No. (214) 939-8787



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



         and if to Stockholder:             Amphion Ventures L.P.
                                            c/o Amphion Capital
                                            Attention: Richard C.E. Morgan
                                            590 Madison Avenue, 32nd Floor
                                            New York, New York 10022
                                            Telecopy No. (212) 849-8171

                  with a copy to
                                            Proskauer Rose LLP
                                            Attention: Henry O. Smith III
                                            1585 Broadway
                                            New York, New York 10036
                                            Telecopy No. (212) 969-2900

or such other address as shall be furnished in writing by any of the parties, and any such notice or communication shall be deemed to have been given as of the date so delivered personally, three (3) days after so mailed, or the next business day following transmission by telecopy (except that a notice of change of address shall not be deemed to have been given until received by the addressee).

         SECTION 10. Registration Rights Nontransferable. The registration rights set forth in this Agreement may not be transferred, except to the holders of all or any portion of (a) the indebtedness represented by the Convertible Note, (b) the Warrant or (c) the Restricted Stock; provided, however, that if any such transfer shall occur, the "Stockholder" shall be deemed to mean the holder of a majority of the Restricted Stock, after giving effect to the deemed conversion of the Convertible Note and the exercise of the Warrants.

         SECTION 11. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 12. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware, without giving effect to the principles of conflict of laws of this or any other jurisdiction.

         SECTION 13. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Stockholder in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound. The Company further agrees that if any other registration rights agreement entered into after the date of this Agreement with respect to any of its securities contains terms which are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement are (insofar as they are applicable) to the holders of Registrable Securities, then the terms and conditions of this Agreement shall immediately be deemed to have been amended without further action by the Company or the holders of Registrable Securities so that the holders of Registrable Securities shall be entitled to the benefit of any such more favorable or less restrictive terms or conditions.

         SECTION 14. Further Assurances. At any time or from time to time, each party hereto shall, at the request of another party and at the expense of the requesting party, execute and deliver any further


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



instruments or documents and take all such further action as the requesting party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and evidence the consummation of the transactions contemplated hereby.

         SECTION 15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

         SECTION 16. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the transactions contemplated hereby, and supersede all prior agreements and understandings, written or oral, among the parties to this agreement or between any of such parties, with respect thereto.

         SECTION 17. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid, but if any provision of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


AXCESS INC.                                            AMPHION VENTURES L.P.

                                                       By: Amphion Partners, LLC


By: /s/ James R. Craig                                 By: /s/ Richard C.E. Morgan
   ----------------------------------------------         -------------------------------------------
        James R. Craig, Chief Financial Officer            Richard C.E. Morgan, Managing Member






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